===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other                    [_] Confidential, For Use of the
 than the Registrant    [_]                   Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))
Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         WATCHGUARD TECHNOLOGIES, INC.
               (Name of Registrant as Specified In Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Feee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

===============================================================================

                    [LOGO OF WATCHGUARD TECHNOLOGIES, INC.]

                                          May 8, 2000

Dear Stockholder:

  You are cordially invited to attend the 2000 Annual Meeting of Stockholders of WatchGuard Technologies, Inc., which will be held on Thursday, June 8, 2000, at 9:00 a.m., local time, at the W Hotel, Fourth and Seneca, Seattle, Washington.

  At the annual meeting, you will be asked to elect five directors to our board of directors.

  WATCHGUARD'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

  You should read carefully the accompanying Notice of Annual Meeting of Stockholders and the proxy statement for additional information.

  Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give in your proxy. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your prompt cooperation is greatly appreciated.

                                          Sincerely,

                                          /s/ Christopher G. Slatt

                                          Christopher G. Slatt
                                          President, Chief Executive Officer
                                           and Chairman of the Board


        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                         WATCHGUARD TECHNOLOGIES, INC.
                    206 Occidental Avenue South, Suite 200
                           Seattle, Washington 98104

                               ----------------

               Notice of the 2000 Annual Meeting of Stockholders
                            to be held June 8, 2000

                               ----------------

TO THE STOCKHOLDERS OF WATCHGUARD TECHNOLOGIES, INC.:

  We will hold the 2000 Annual Meeting of Stockholders of WatchGuard Technologies, Inc. on Thursday, June 8, 2000, at 9:00 a.m., local time, at the W Hotel, Fourth and Seneca, Seattle, Washington, for the following purposes:

  1. To elect to our board of directors one Class 1 director, to hold office until the first annual meeting of stockholders following such election or until his successor is elected and qualified, two Class 2 directors, to hold office until the second annual meeting of stockholders following such election or until their successors are elected and qualified, and two Class 3 directors, to hold office until the third annual meeting of stockholders following such election or until their successors are elected and qualified.

  2. To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

  These items of business are more fully described in the proxy statement accompanying this notice. The board of directors has fixed the close of business on April 24, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the annual meeting and any adjournments or postponements of the annual meeting.

  The directors elected will be the candidates receiving the greatest number of votes cast, in person or by proxy, at the annual meeting.

  You are cordially invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you should complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the secretary of WatchGuard a written revocation bearing a later date or by attending and voting in person at the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Steven N. Moore

                                          Steven N. Moore
                                          Secretary

Seattle, Washington
May 8, 2000

                         WATCHGUARD TECHNOLOGIES, INC.

                               ----------------

                                PROXY STATEMENT

  This proxy statement is being furnished to the holders of shares of common stock of WatchGuard Technologies, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at the 2000 Annual Meeting of Stockholders and at any adjournments or postponements of the annual meeting. We will hold the annual meeting on Thursday, June 8, 2000, at the W Hotel, Fourth and Seneca, Seattle, Washington, at 9:00 a.m., local time. The approximate date of mailing of this proxy statement and the accompanying proxy is May 8, 2000.

Matters to Be Considered at the Annual Meeting

  At the annual meeting, our stockholders of record as of the close of business on April 24, 2000 will consider and vote on

  (1) the election to our board of directors of one Class 1 director, to hold office until the first annual meeting of stockholders following such election or until his successor is elected and qualified, two Class 2 directors, to hold office until the second annual meeting of stockholders following such election or until their successors are elected and qualified, and two Class 3 directors, to hold office until the third annual meeting of stockholders following such election or until their successors are elected and qualified; and

  (2) such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

  Our board of directors recommends that our stockholders vote "FOR" the election of the nominees for director.

Record Date; Shares Entitled to Vote; Vote Required

  Only our stockholders of record at the close of business on the record date, April 24, 2000, are entitled to notice of and to vote at the annual meeting. We have one class of voting securities outstanding, which is designated as common stock, and each share of common stock is entitled to one vote. As of the record date, 22,857,661 shares of common stock were issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting.

  The directors elected at the annual meeting will be the candidates receiving the greatest number of votes cast by the holders of shares of common stock present, in person or by proxy, at the annual meeting. Holders of shares of common stock are not entitled to cumulate votes in electing directors. As of the record date, our directors and executive officers and their affiliates may be deemed to be the beneficial owners of approximately 51.48% of the outstanding shares of our common stock. Each of our directors and executive officers plans to vote or direct the vote of all shares of common stock over which he has voting control in favor of electing the nominees for director.

  Abstention and broker nonvotes will have no effect on electing directors since they will not represent votes cast at the annual meeting for the purpose of voting for the election of directors.

Proxies

  Shares of common stock represented by properly executed proxies that we receive at or before the annual meeting and that have not been revoked will be voted at the annual meeting in accordance with the instructions contained in the proxy. Shares of common stock represented by properly executed proxies for which no instruction is given will be voted "FOR" the election of the nominees for director. To ensure that your shares are voted, please complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided.

  You may revoke your proxy by:

  . submitting a later-dated proxy for the same shares at any time before the vote on the election of the nominees for director;

  . delivering written notice of revocation to the secretary of WatchGuard at any time before the vote; or

  . attending the annual meeting and voting in person. Merely attending the annual meeting will not in and of itself revoke a proxy.

  If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

Proxy Solicitation

  We will bear the cost of soliciting proxies from our stockholders. Our directors, officers and employees may solicit proxies by mail, telephone, facsimile or otherwise. We will not additionally compensate our directors, officers and employees for this solicitation but will reimburse them for out-of-pocket expenses they incur. We will reimburse brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them for the reasonable expenses they incur in forwarding the material.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Our restated bylaws provide that our board of directors shall be composed of not less than five nor more than nine directors, and that the board shall be divided into three classes, as nearly equal in number as possible. At present we have five directors. At this annual meeting, the first annual meeting since the reclassification of our board in connection with our initial public offering, our stockholders will elect the director in Class 1 to serve an initial term of one year, the directors in Class 2 to serve an initial term of two years and the directors in Class 3 to serve an initial term of three years. At each subsequent annual meeting, our stockholders will elect one class, with each director in that class elected to serve a term of three years or until his or her successor is elected and qualified. If a director resigns from the board before the expiration of his or her term, however, the director elected or appointed to fill the resulting vacancy will be elected to a term equal in time to the resigning director's remaining term or until his or her successor is elected and qualified.

  The board has nominated Stuart J. Ellman for election to the board as the Class 1 director, Andrew W. Verhalen and Charles P. Waite, Jr. for election as Class 2 directors and Steven N. Moore and Christopher G. Slatt for election as Class 3 directors. We intend to cast votes in accordance with the accompanying proxy for the election of these nominees unless we receive contrary instructions. If any nominee should become unavailable for any reason, we intend to cast votes for a substitute nominee designated by the board. The board has no reason to believe that any of these nominees will be unable to serve if elected.

Nominees for Directors

 Class 1 -- Term Expires 2001

  Stuart J. Ellman has served as a director of WatchGuard since April 1998. Mr. Ellman cofounded RRE Ventures LLC, a venture capital firm, and since August 1994 has served as general partner of RRE Ventures LLC and its affiliates and predecessors. He also serves as managing director of RRE Investors, LLC and as a member of RRE Investors II, LLC. He is also a director of several private companies. Mr. Ellman holds a B.A. in economics from Wesleyan University and an M.B.A. from Harvard University.

 Class 2 -- Terms Expire 2002

  Andrew W. Verhalen has served as a director of WatchGuard since May 1997. Since April 1992, Mr. Verhalen has served as a partner of Matrix Partners, a venture capital firm. Before 1992, Mr. Verhalen held senior management positions at 3Com Corporation and Intel Corporation. He is also a director of Alteon WebSystems Inc., Copper Mountain Networks, Turnstone Systems, Unwired Planet and several private technology companies. Mr. Verhalen holds a B.S.E.E., an M.E. and an M.B.A. from Cornell University.

  Charles P. Waite, Jr. has served as a director of WatchGuard since May 1997. Since December 1987, Mr. Waite has served as a general partner of Olympic Venture Partners, a venture capital firm. He is also a director of Loudeye, Inc., Verity, Inc. and several private companies. Mr. Waite holds an A.B. in history from Kenyon College and an M.B.A. from Harvard University.

 Class 3 -- Terms Expire 2003

  Christopher G. Slatt cofounded WatchGuard in February 1996. Mr. Slatt has served as president, chief executive officer and a director of WatchGuard since inception, and as chairman of the board since April 1999. From September 1993 to October 1995, he served as a vice president and a general manager of Legent Corporation, a computer software company, which was acquired by Computer Associates International, Inc., a computer software company, in August 1995. He is also a director of a private company. Mr. Slatt holds a B.S.E.E. from the University of Notre Dame.

  Steven N. Moore cofounded WatchGuard in February 1996. Mr. Moore has served as executive vice president of finance of WatchGuard since March 1999, as chief financial officer, secretary, treasurer and a director since inception, and as vice president of finance and operations from inception to March 1999. From September 1993 to September 1995, he served as director of finance of Legent Corporation. Mr. Moore holds a B.S. in finance from Central Washington University.

Director Compensation

  We do not pay cash compensation to our directors for their services as directors or members of committees of the board of directors, but we do reimburse them for reasonable expenses they incur in attending meetings of the board of directors. Directors of WatchGuard are eligible to participate in our stock option plan.

Committees of the Board and Meetings

  Compensation Committee. The compensation committee of our board of directors consists of Messrs. Ellman, Verhalen and Waite. The compensation committee

  . reviews and approves the compensation and benefits for our executive officers and grants stock options to officers and nonemployees under our stock option plan; and

  .  makes recommendations to the board of directors regarding these matters.

We established the compensation committee in February 1999. This committee did not meet in 1999.

  Audit Committee. The audit committee consists of Messrs. Ellman, Verhalen and Waite. The audit committee

  . makes recommendations to the board of directors regarding the selection of independent auditors;

  . reviews the results and scope of the audit and other services provided by our independent auditors; and

  .  reviews and evaluates our audit and control functions.

We established the audit committee in February 1999. This committee met once in 1999.

  During 1999, there were eight meetings of the board, five of which were held telephonically. Each of our directors attended 75% or more of the total number of board meetings held during that director's service on the board. Each of our directors attended each of the committee meetings held during the director's service on that committee.

                            EXECUTIVE COMPENSATION

Compensation Summary

  The following table lists all compensation earned during 1999 by our chief executive officer and our other executive officers whose compensation exceeded $100,000 in 1999.

                          Summary Compensation Table


                                                                   Long-Term
                                                                  Compensation
                                                                     Awards
                                                     Annual       ------------
                                                  Compensation     Securities
                                               ------------------  Underlying
       Name and Principal Position        Year Salary($) Bonus($)  Options(#)
       ---------------------------        ---- --------- -------- ------------
Christopher G. Slatt..................... 1999 $190,000  $67,203     40,000
 Chief Executive Officer and President    1998  155,000      --      70,000
Steven N. Moore.......................... 1999  171,250   67,203     40,000
 Executive Vice President of Finance,     1998  155,000      --      70,000
  Chief Financial Officer,
  Secretary and Treasurer
R. Michael Peronto....................... 1999  142,019   49,538    440,564
 Vice President and Chief Operating
  Officer(1)

--------
(1)  Mr. Peronto joined WatchGuard in March 1999. His annual salary is
     $175,000.

 Option Grants in 1999

  The following table provides information regarding options granted during 1999 to our chief executive officer and our other executive officers whose compensation exceeded $100,000 in 1999. The table includes the potential realizable value over the 10-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gains on option exercises will depend on the future performance of our stock.

                                        Individual Grants                  Potential Realizable
                         ------------------------------------------------ Value at Assumed Annual
                         Number of  Percent of Total                       Rates of Stock Price
                         Securities Options Granted                       Appreciation for Option
                         Underlying to Employees in  Exercise                      Term
                          Options     Last Fiscal      Price   Expiration ------------------------
Name                     Granted(#)       Year       ($/Share)    Date       5%($)      10%($)
----                     ---------- ---------------- --------- ---------- ----------- ------------
Christopher G. Slatt....   40,000         1.78%       $14.30    6/17/04   $   158,000 $   349,000
Steven N. Moore.........   40,000         1.78         14.30    6/17/04       158,000     349,000
R. Michael Peronto......  439,564        19.55         13.00    4/12/09     3,594,000   9,107,000
                            1,000            *         13.00    7/30/09         8,000      21,000

                       Option Grants in Last Fiscal Year
--------
 *  Less than 1%

  Approximately 2% of Mr. Slatt's and Mr. Moore's options vest and become exercisable each month, commencing on July 17, 1999. Of the options we granted to Mr. Peronto on April 12, 1999, 25% vested and became exercisable on April 12, 2000 and approximately 2% of the remaining options vest and become exercisable each month after that date. Of the options we granted to Mr. Peronto on July 30, 1999, approximately 2% vest and become exercisable each month, commencing on August 30, 1999. In 1999, we granted options to purchase an aggregate of 2,248,314 shares to employees. We granted all options under our stock option plan at exercise prices that equal or, in the case of 10% or greater holders, exceed the fair market value of our common stock on the date of grant.

 Unexercised Options Held as of December 31, 1999

  The following table provides information regarding unexercised options held as of December 31, 1999 by our chief executive officer and our other executive officers whose compensation exceeded $100,000 in 1999. The value of unexercised options is calculated on the basis of the closing sales price of our common stock on the Nasdaq National Market on December 31, 1999, which was $30.25 per share. The individuals listed below did not exercise any options during 1999.

                         Fiscal Year-End Option Values

                               Number of Securities
                                    Underlying           Value of Unexercised
                              Unexercised Options at    In-the-Money Options at
                                Fiscal Year-End(#)         Fiscal Year-End($)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Christopher G. Slatt........   38,541        71,459    $ 1,089,569  $ 1,655,921
Steven N. Moore.............   38,541        71,459      1,089,569    1,655,921
R. Michael Peronto..........      104       440,460          1,794    7,597,935

Change-of-Control Arrangements

  Under Mr. Peronto's stock option letter agreement, if a change of control of WatchGuard occurs, half of the unvested shares subject to the option for 439,564 shares granted on April 12, 1999 will vest and become exercisable.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The compensation committee of the board of directors has furnished the following report on compensation. The compensation committee, which is comprised of three nonemployee directors, reviews and approves the compensation and benefits for our executive officers, grants stock options to officers and nonemployees under our stock option plan and makes recommendations to the board of directors regarding these matters. The compensation committee applies a similar compensation policy to executives and employees and considers internal and external information in determining compensation.

 Compensation Philosophy

  Our compensation policies are based on the belief that the interests of employees should be closely aligned with those of our stockholders. The compensation policies are designed to achieve the following objectives:

 . Offer compensation opportunities that attract highly qualified employees, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

 . Maintain a market competitive compensation structure in line with corporate business objectives. The focus is weighted on incentive programs and based on results as measured by both the quarterly and long-term financial performance of WatchGuard.

 . Further our short- and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

 Compensation Program

  Our compensation program has three major integrated components: base salary, quarterly bonus awards, and long-term incentives. We emphasize the award of stock options as long-term incentives to executive officers.

  Base Salary. Base salary levels are determined annually by reviewing the skills, performance level, and contribution to the business of individual employees.

  Quarterly Bonus Awards. Quarterly bonus awards are based on individual employee goals and the attainments of quarterly corporate objectives, which are set on a quarterly basis.

  Long-Term Incentives. The compensation committee views stock options as an important part of its long-term, performance-based compensation program. The committee believes that stock ownership is an excellent vehicle for compensating its officers and employees. We provide long-term incentives through our Amended and Restated 1996 Stock Incentive Compensation Plan and our 1999 Employee Stock Purchase Plan, the purpose of which is to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments generally over four years. Thus, the value of the stockholders' investment must appreciate before the optionee receives any financial benefit. Additionally, the employee must remain in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ. When determining option awards for an executive officer, the committee considers the executive's current contribution to WatchGuard's performance, the anticipated contribution to meeting our long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option depends on an increase in the price of our common stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value. The committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

 Chief Executive Officer Compensation

  Mr. Slatt's annual salary for 1999 was $200,000. During fiscal 1999, Mr. Slatt was granted a stock option to purchase 40,000 shares of common stock at an exercise price of $14.30 per share, 10% above the fair market value of our common stock on the date of the grant. The stock option will vest in accordance with our customary vesting schedule for performance-based grants as set forth in footnote to the table titled "Options Grants in Last Fiscal Year." Mr. Slatt's base salary, annual incentive award and long-term compensation for 1999 was determined based upon the same factors employed by the committee for executive officers generally.

  Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its chief executive officer and any other of its four most highly compensated executive officers. Compensation that qualifies as "performance-based," however, is excluded from the $1 million limit. The Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. In addition, our stock option plan is designed to qualify as performance-based compensation that is fully deductible by us for income tax purposes. The Committee will continue to monitor the compensation levels potentially payable under our other compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy and the best interests of WatchGuard.

                                          Compensation Committee

                                          Stuart J. Ellman
                                          Andrew W. Verhalen
                                          Charles P. Waite, Jr.

                               PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total stockholder return for WatchGuard, the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Index. The graph shows the value as of December 31, 1999 of $100 invested on July 30, 1999, the date of our initial public offering, in WatchGuard common stock, the Nasdaq Stock Market Index (U.S. companies) and the Nasdaq Computer and Data Processing Index.

 Comparison of Cumulative Total Return Among WatchGuard Technologies, Inc., the
  Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Index

                          [PERFORMANCE CHART GRAPHIC]

                                                              July 30, Dec. 31,
                                                                1999     1999
                                                              -------- --------
   WatchGuard................................................ $ 100.00 $ 226.70
   Nasdaq Stock Market Index (U.S. Companies)................   100.00   149.80
   Nasdaq Computer and Data Processing Index.................   100.00   178.50

                            PRINCIPAL STOCKHOLDERS

  The following table provides information regarding the actual beneficial ownership of our outstanding common stock as of March 31, 2000 by

  . each person or group that we know beneficially owns 5% or more of our common stock;

  .  each of our directors;

  . our chief executive officer and the other executive officers whose compensation exceeded $100,000 in 1999; and

  .  all of our directors and executive officers as a group.

  The percentage ownership data is based on 22,718,643 shares of WatchGuard common stock outstanding as of March 31, 2000. Under the rules of the Securities and Exchange Commission, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 31, 2000 are deemed outstanding for computing the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless otherwise indicated, the following beneficial owners can be reached at our principal offices.

                                                                  Percentage of
                                                                    Shares of
                                                Number of Shares  Common Stock
              Name and Address                 Beneficially Owned  Outstanding
              ----------------                 ------------------ -------------
Entities affiliated with Matrix IV Management
 Co., L.P.(1)................................       2,908,291         12.80%
 2500 Sand Hill Road
 Menlo Park, CA 94025
Entities affiliated with Olympic Venture
 Partners(2).................................       2,670,628         11.76
 2420 Carillon Point
 Kirkland, WA 98033
Entities affiliated with RRE Investors II,
 LLC(3)......................................       1,017,288          4.48
 156 East 56th St., 22nd Floor
 New York, NY 10022
Stuart J. Ellman(4)..........................       1,017,288          4.48
Andrew W. Verhalen(5)........................       2,908,291         12.80
Charles P. Waite, Jr.(6).....................       2,670,628         11.76
Christopher G. Slatt(7)......................       2,532,429         11.12
Steven N. Moore(8)...........................       2,532,429         11.12
R. Michael Peronto(9)........................         120,019             *
Directors and executive officers as a group
 (6 persons)(10).............................      11,781,084         51.36

--------
  *   Less than 1%

 (1) Matrix IV Management Co., L.P. is the general partner of each of Matrix Partners IV, L.P. and Matrix Entrepreneurs Fund, L.P., and thus is deemed to beneficially own the shares held by these entities. Andrew W. Verhalen, a director of WatchGuard, is a general partner of Matrix IV Management Co., L.P.

 (2) Includes 1,189,680 shares held by Olympic Venture Partners III, L.P. and OVP III Entrepreneurs Fund, L.P. OVMC III, L.P. is the general partner of Olympic Venture Partners III, L.P. and of OVP III

      Entrepreneurs Fund, L.P., and thus is deemed to beneficially own the shares held by these entities. Also includes 1,480,948 shares held by Olympic Venture Partners IV, L.P. and OVP IV Entrepreneurs Fund, L.P. OVMC IV, LLC is the general partner of Olympic Venture Partners IV, L.P. and of OVP IV Entrepreneurs Fund, L.P., and thus is deemed to beneficially own the shares held by these entities. OVMC III, L.P. and OVMC IV, LLC disclaim beneficial ownership of these shares except to the extent of their pecuniary interest in these shares. Charles P. Waite, Jr., a director of WatchGuard, is a general partner of OVMC III, L.P. and a managing member of OVMC IV, LLC.

 (3) RRE Investors II, LLC is the managing member of RRE Investors, L.P. and the indirect managing member of RRE Investors Fund, L.P., and thus is deemed to beneficially own the shares held by these entities. Stuart J. Ellman, a director of WatchGuard, is a member of RRE Investors II, LLC.

 (4) Mr. Ellman is a member of RRE Investors II, LLC, which is the direct or indirect managing member of each of the entities affiliated with it. Mr. Ellman disclaims beneficial ownership of the shares held by the entities affiliated with RRE Investors II, LLC, except to the extent of his pecuniary interest arising from his interest in RRE Investors II, LLC.

 (5) Represents 2,908,291 shares held by entities affiliated with Matrix IV Management Co., L.P. Mr. Verhalen is a general partner of Matrix IV Management Co., L.P., which the general partner of each of the entities affiliated with it. Mr. Verhalen disclaims beneficial ownership of the shares held by the entities affiliated with Matrix IV Management Co., L.P., except to the extent of his pecuniary interest arising from his interest in Matrix IV Management Co., L.P.

 (6) Represents 2,670,628 shares held by entities affiliated with OVMC III, L.P. and OVMC IV, LLC. Mr. Waite is a general partner of OVMC III, L.P., which is the general partner of Olympic Venture Partners III, L.P. and of OVP III Entrepreneurs Fund, L.P. Mr. Waite is also a managing member of OVMC IV, LLC, which is the general partner of Olympic Venture Partners IV, L.P. and of OVP IV Entrepreneurs Fund, L.P. Mr. Waite disclaims beneficial ownership of the shares held by Olympic Venture Partners III, L.P., OVP III Entrepreneurs Fund, L.P., Olympic Venture Partners IV, L.P. and OVP IV Entrepreneurs Fund, L.P., except to the extent of his pecuniary interest arising from his interest in these entities.

 (7) Includes 300,000 shares held by Venus Capital LLC and 49,999 shares subject to options exercisable within 60 days of March 31, 1999.

 (8) Includes 300,000 shares held by Baja Investment Co. LLC and 49,999 shares subject to options exercisable within 60 days of March 31, 1999.

 (9) Includes 119,234 shares subject to options exercisable within 60 days of March 31, 1999.

(10) Includes 219,232 shares subject to options exercisable within 60 days of March 31, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and holders of 10% or more of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Commission regulations require executive officers, directors and 10%-or-greater stockholders to give us copies of all Section 16(a) forms they file with the Commission.

  Based solely on our review of the copies of these forms we received, or written representations from reporting persons that no such forms were required for those persons, we believe that during 1999 our executive officers, directors and 10%-or-greater stockholders complied with all applicable filing requirements.

                             INDEPENDENT AUDITORS

  Representatives of Ernst & Young LLP, our independent auditors, are expected to attend the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

                     PROPOSALS BY WATCHGUARD STOCKHOLDERS

  Under the Securities and Exchange Commission's proxy rules, stockholder proposals that meet specified conditions may be included in our proxy statement and proxy for a particular annual meeting. Stockholders that intend to present a proposal at our 2001 annual meeting must give us notice of the proposal not later than January 8, 2001 to be considered for inclusion in the proxy materials for that meeting. Stockholders that intend to present a proposal that will not be included in the proxy materials must give us notice of the proposal at least 60 but not more than 90 days before May 3, 2001. However, our timely receipt of any such proposal by a qualified stockholder will not guarantee the proposal's inclusion in our proxy materials or our presentation at the 2001 annual meeting because there are other requirements in the proxy rules.

                                OTHER BUSINESS

  We do not intend to present any business at the annual meeting other than the election of the directors described in the accompanying Notice of Annual Meeting of Stockholders, and we have no present knowledge that any other person intends to present business at the annual meeting. If, however, other matters requiring the vote of the stockholders properly come before the annual meeting or any adjournment or postponement of the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

                          ANNUAL REPORT AND FORM 10-K

  Copies of our 2000 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 1999, as amended, are being mailed with this proxy statement to each stockholder of record. If you did not receive a copy of the Annual Report or the Form 10-K, you may obtain a copy (excluding exhibits) without charge by writing or calling Investor Relations, WatchGuard Technologies, Inc., 206 Occidental Avenue South, Suite 200, Seattle, Washington 98101, (206) 623-7612. Copies of the exhibits to the Form 10-K are available for a nominal fee.

                         WATCHGUARD TECHNOLOGIES, INC.

      This proxy is solicited by WatchGuard's board of directors for the Annual Meeting of Stockholders to be held on June 8, 2000

     The undersigned hereby appoint(s) Christopher G. Slatt and Steven N. Moore, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of WatchGuard Technologies, Inc. held of record by the undersigned on April 24, 2000 at WatchGuard's Annual Meeting of Stockholders, to be held at the W Hotel, Fourth and Seneca, Seattle, Washington, at 9:00 a.m. on Thursday, June 8, 2000, with authority to vote on the matter listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

               IMPORTANT--PLEASE DATE AND SIGN ON THE OTHER SIDE





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                           . FOLD AND DETACH HERE .

The board of directors recommends a                             Please mark
vote "FOR" the nominees in Item 1.                               your vote   [X]
                                                                as indicated


                                                                  WITHHOLD
                                                FOR the       AUTHORITY to vote
                                               Nominee(s)    for the Nominee(s)

(1)  ELECTION OF DIRECTORS:

     ONE CLASS 1 DIRECTOR                         [ ]               [ ]
     Nominee:  Stuart J. Ellman

     TWO CLASS 2 DIRECTORS                        [ ]               [ ]
     Nominees:  Andrew W. Verhalen
                Charles P. Waite, Jr.

     TWO CLASS 3 DIRECTORS                        [ ]               [ ]
     Nominees:  Steven N. Moore
                Christopher G. Slatt

     WITHHOLD for the following only: (write the name(s) of the nominee(s) in the space below)

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Unless otherwise directed, all votes will be apportioned equally among those persons for whom authority is given to vote.



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN ITEM 1.

[ ]  I plan to attend the annual meeting.

Please sign exactly as your name appears on your share certificate(s). Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.


                                              _____
                                                  |
                                                  |






Signature(s)________________________________________ Date_____________________



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                           . FOLD AND DETACH HERE .